EXHIBIT 32.2

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


I, Jonathan S Wood , Chief Financial Officer of Chaparral Resources, Inc. (the "company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The company's Annual Report on Form 10-K for the year ended December 31, 2003 ("Annual Report") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934;

and

     2. All of the information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the company.



Date: March 15, 2004                          /s/ Jonathan S Wood
                                              ----------------------------------
                                              Jonathan S. Wood
                                              Chief Financial Officer